                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Amedisys, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                AMEDISYS, INC.
                   3029 S. SHERWOOD FOREST BLVD., SUITE 300
                         BATON ROUGE, LOUISIANA 70816
                  (504)292-2031 (PHONE); (504)292-8163 (FAX)
                       HTTP://WWW.BARBARA @ AMEDISYS.COM



                               January 21, 1998



Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of AMEDISYS, INC. to be held on Thursday, February 12, 1998 at 9:00 a.m. at 3029 South Sherwood Forest Boulevard, Third Floor, Baton Rouge, Louisiana.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                         Sincerely,


                                         /s/ WILLIAM F. BORNE
                                         William F. Borne
                                         Chief Executive Officer

                                AMEDISYS, INC.
                     3029 SOUTH SHERWOOD FOREST BOULEVARD
                         BATON ROUGE, LOUISIANA 70816
                                 ____________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 12, 1998


     Notice is hereby given that a Special Meeting of Stockholders of AMEDISYS, INC. ("Company") will be held at the Company's executive offices located at 3029 South Sherwood Forest Boulevard, Third Floor, Baton Rouge, Louisiana 70816, at 9:00 a.m. on Thursday, February 12, 1998 for the following purposes:

     1. To approve the issuance of up to ninety-three units, each unit consisting of 10,000 shares of Series A convertible preferred stock (the "Series A Preferred Stock") at a purchase price of $10.00 per share (the "Units"), to be offered for sale to accredited investors through a private placement transaction in reliance upon an exemption from registration provided under the Securities Act of 1933, as amended (the "Offering"); and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Common stockholders of record at the close of business on January 19, 1998 will be entitled to notice of and to vote at the meeting.

     Stockholders unable to attend the Special Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Special Meeting or adjournment thereof or with the chairman of the Special Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                   By Order of the Board of Directors


                                   /s/ WILLIAM F. BORNE
                                   William F. Borne, Chief Executive Officer

January 21, 1998



THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                AMEDISYS, INC.
                     3029 SOUTH SHERWOOD FOREST BOULEVARD
                         BATON ROUGE, LOUISIANA 70816

                         (PRINCIPAL EXECUTIVE OFFICE)
                                  ___________


                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

                                  ___________


                                 INTRODUCTION

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of AMEDISYS, INC. ("Company") for use at a Special Meeting of Stockholders of the Company ("Meeting") to be held at the executive offices of the Company located at 3029 South Sherwood Forest Boulevard, Third Floor, Baton Rouge, Louisiana 70816, at 9:00 a.m. on Thursday, February 12, 1998, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about January 21, 1998.

     The close of business on January 19, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the record date, there were 3,044,353 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding, and there were 400,000 shares of Series A Preferred Stock issued and outstanding that are currently convertible into, and entitled to vote on the basis of, 864,865 shares of Common Stock (the "Common Stock Equivalents").

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and the Common Stock Equivalents entitled to vote on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Meeting, the shareholders present at the Meeting or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

     The affirmative vote of a majority of the shares of Common Stock and the Common Stock Equivalents present in person or by proxy at the Meeting is required for approval of Item 1. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED TO APPROVE (i) THE OFFERING AND (ii) SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.

                                    ITEM 1
                            TO APPROVE THE OFFERING

TERMS OF THE OFFERING

          The Company is offering up to ninety-three units ("Units"), each Unit consisting of 10,000 shares of Series A Preferred Stock (the terms of which are described below) at a purchase price of $10.00 per share for sale to accredited investors, as that term is defined under Rule 501 of Regulation D, through a private placement transaction in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act").

          The Units are being offered on a best efforts basis by Hudson Capital Partners, L.P. (the "Placement Agent"). All proceeds received from the subscribers of the Units will be deposited by the Placement Agent in a special non-interest bearing escrow account, to be released to the Company upon
applicable closings.   Forty Units have been subscribed and on  December 29,
1997, the initial closing was held (the "Initial Closing"). The investors are prohibited from selling, transferring, pledging, hypothecating or otherwise disposing of the shares of Series A Preferred Stock or the shares of Common Stock underlying the shares of Series A Preferred Stock for a period of 120 days following the final closing of the Offering.

          The Initial Closing did not require stockholder approval pursuant to the Nasdaq Marketplace Rules as the Offering was for cash and the Conversion Rate (as defined below) exceeded the greater of book or market value of the Common Stock as of the date of issuance. The Conversion Rate is a fixed rate, therefore subsequent closings may require stockholder approval if the Conversion Rate is less than the greater of book or market value of the Common Stock.

          All sales of the Units must be completed by February 20, 1998, unless extended by the mutual consent of the Company and the Placement Agent. If the maximum number of Units under the Offering are sold, the Company will receive net proceeds of approximately $8,647,000, after the deduction of Placement Agent fees and all other estimated fees and expenses of the Offering. The principal purposes for conducting the Offering are to: (i) obtain additional capital to permit the Company to pursue acquisition opportunities; (ii) increase the Company's financial flexibility; and (iii) increase the Company's working capital. The Company continually reviews and evaluates acquisition candidates as part of its growth strategy. Having available working capital will allow flexibility in completing acquisitions. The Company has not entered into any agreement or letter of intent as of the date of this Proxy Statement.

          The Company and the Placement Agent have entered into an agreement whereby the Placement Agent will receive the following compensation in connection with the Offering: (i) a sales commission in the amount of 6% of the aggregate gross proceeds of the Units; (ii) a nonaccountable expense allowance of 1% of the aggregate gross proceeds of the Units; and (iii) five year warrants to purchase a number of Units equal to 7% of the total Units sold (the "Placement Agent Warrants"), which Placement Agent Warrants will be issued at the appropriate closings and shall have an exercise price of $10.00 per Unit.

SERIES A PREFERRED STOCK

          The Company is authorized to issue up to 2,500,000 shares of blank check preferred stock, $.001 par value per share. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion, redemption rights and sinking fund provisions. The following is a summary description of the preferences, rights and limitations of the Series A Preferred Stock as set forth in the Certificate of Designation filed with the Secretary of State of Delaware on December 31, 1997. To date, the Company does not have any plans to issue any other series of preferred stock.

          Liquidation Preference

          The Series A Preferred Stock has a face value of $10.00 per share (the "Face Value"). The liquidation preference is Face Value, plus any accrued but unpaid dividends. The Series A Preferred Stock is senior to all outstanding classes and series of capital stock of the Company. The Company may not create or authorize any stock ranking senior to, or pari passu with, the Series A Preferred Stock, without the consent of the holders of two-thirds of the outstanding shares of the Series A Preferred Stock.

          Optional Conversion

          The Series A Preferred Stock is convertible, at any time at the holder's option, initially into a number of shares of Common Stock (the "Conversion Shares") equal to the Face Value divided by $4.625 (the "Conversion Rate"). The last sales price for the Common Stock on the Initial Closing date was $4.4375.

          Mandatory Conversion

          The Series A Preferred Stock will automatically convert into shares of Common Stock, at the Conversion Rate, at such time as the average sale price of the Common Stock for 15 consecutive trading days exceeds $7.09.

          Redemption

          The Series A Preferred Stock is not redeemable by the Company.

          Dividends

          The holders of the Series A Preferred Stock shall be entitled to receive dividends if and when declared by the Company's Board of Directors out of assets legally payable therefor. The Series A Preferred Stock shall rank senior to all other outstanding classes and series of capital stock with respect to dividends.

          Voting Rights

          Each holder of Series A Preferred Stock will be entitled to one vote for each share of Common Stock issuable upon conversion of the Preferred Shares based on the Conversion Rate then in effect.

          Registration Rights

          The Company has agreed to include the Conversion Shares in a registration statement (the "Registration Statement") which the Company will prepare and file with the Securities and Exchange Commission (the "Commission") within 30 days following the final closing, and use its best efforts to have declared effective by the Commission within four months following the final closing. In the event that the Registration Statement is not declared effective by the Commission within four months following the final closing, the Conversion Rate shall decrease by .5% on the first day of each month that any of the Conversion Shares continue not to be publicly tradeable pursuant to an effective Registration Statement under the Act (e.g. the Conversion Rate will decrease to $4.60 and $4.57 on the first day of the fifth and sixth months, respectively, following the final closing), and the Company will continue to use its best efforts to cause the Commission to promptly declare the effectiveness of the Registration Statement. Once the Registration Statement has been declared effective, the Company has agreed to use its best efforts to keep it effective until the earlier of (i) the date that all of the Conversion Shares have been sold pursuant to the Registration Statement or (ii) the date the holders thereof receive an opinion of counsel to the Company that they may sell all of such shares under the provisions of Rule 144 promulgated under the Act.

          THE BOARD OF DIRECTORS HAS APPROVED THE OFFERING AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE OFFERING. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND THE COMMON STOCK EQUIVALENTS REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                STOCK OWNERSHIP

          The following table sets forth, as of January 19, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company who beneficially owns more than 5% of the Company's outstanding Common Stock; (ii) each director; (iii) all named executive officers; and (iv) all directors and officers as a group:

                                                       SHARES OF              PERCENT OF
            NAME AND ADDRESS                         COMMON STOCK               VOTING
                                                                              POWER/(1)/
William F. Borne
3029 S. Sherwood Forest Blvd., Suite 300               478,709 /(2)(3)/        12.0%
Baton Rouge, LA  70816

Boris L. Payan, M.D.
3534 Vista                                             239,226 /(4)(5)/         6.1%
Pasadena, TX 77504

University Capital Corp.
4870 S. Lewis Avenue, Suite 120                        194,286                  5.0%
Tulsa, Oklahoma 74105-5171

William M. Hession, Jr.
627 Fairway Drive                                      102,915 /(6)(7)/         2.6%
Thibodaux, LA  70301

Lynne S. Bernhard
3029 S. Sherwood Forest Blvd., Suite 300                78,702 /(8)/            2.0%
Baton Rouge, LA  70816

Alan J. Ostrowe, M.D.
3029 S. Sherwood Forest Blvd., Suite 300                60,759 /(7)/            1.5%
Baton Rouge, LA  70816

Karl A. LeBlanc, M.D., M.B.A.
7777 Hennessy Boulevard, Suite 612                      22,153 /(9)/              *
Baton Rouge, LA  70808

S.F. Hartley, D.P.M.
112 S. Pasadena Boulevard                               20,000                    *
Deer Park, Texas 77536

                                                       SHARES OF              PERCENT OF
            NAME AND ADDRESS                         COMMON STOCK               VOTING
                                                                              POWER/(1)/
David Pitts
7946 Goodwood Boulevard                                  5,000                    *
Baton Rouge, Louisiana 70806

Peter F. Ricchuiti
Associate Dean, Director of Research
A.B. Freeman School of Business                          2,000                    *
Tulane University
New Orleans, Louisiana 70118

Ronald A. Laborde
3232 Sherwood Forest Boulevard                           2,000                    *
Baton Rouge, Louisiana 70821

Jake Neterville
3029 S. Sherwood Forest Blvd., Suite 300                 2,000                    *
Baton Rouge, LA  70816

All officers and directors as a group (10 persons)     774,238 /(10)/          19.04%

____________________
     (*) Less than one percent.
     (1) Includes Common Stock and Common Stock Equivalents.
     (2) Does not include 38,500 shares held in trust for Mr. Borne's minor children.
     (3) Includes warrants and options to purchase 72,775 shares of Common
         Stock.
     (4) Includes warrants and options to purchase 8,333 shares of Common Stock.
     (5) Includes 30,000 shares owned of record by R.P.&H., Inc., an affiliate of the shareholder.
     (6) Includes 82,847 shares held by Key Nursing Corporation, an affiliate of Mr. Hession.
     (7) Includes warrants and options to purchase 18,333 shares of Common
         Stock.
     (8) Includes warrants and options to purchase 36,394 shares of Common
         Stock.
     (9) Includes warrants and options to purchase 19,533 shares of Common
         Stock.
    (10) Includes warrants and options to purchase 155,368 shares of Common
         Stock.


                                 OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.


                             COST OF SOLICITATION

     The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1998 Annual Meeting must be received by the Company no later than February 12, 1998 in order to have them included in the proxy statement and form of proxy relating to that meeting.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following documents, which have been filed by the Company with the Commission are incorporated herein by reference:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended on Form 10-K/A dated April 16, 1997;

     2. the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997;

     3. the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997;

     4. the Company's Proxy Statement dated July 16, 1997 regarding its Annual Stockholder's Meeting held on August 6, 1997; and

     5. the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

     The Company will provide, without charge upon oral or written request, to each person whom this Proxy Statement is delivered, a copy of any or all of the documents incorporated by reference, other than exhibits to such documents not specifically incorporated by reference above. Requests for such documents should be directed to the Company, 3029 South Sherwood Forest Boulevard, Suite 300, Baton Rouge, Louisiana 70816, attention: Barbara Carey. In addition, the Commission maintains a Web site on the Internet that contains reports, proxy and information statements and other information regarding issuers Company's file electronically with the Commission. The address of the site is http://www.sec.gov. Visitors to the site may access the documents incorporated by reference herein by searching the EDGAR data base on the site.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ WILLIAM F. BORNE
                                  William F. Borne, Chief Executive Officer

January 21, 1998

                                AMEDISYS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 12, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEDISYS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of AMEDISYS, INC. (the "Company") hereby appoints William F. Borne and Barbara C. Carey, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at 3029 S. Sherwood Forest Blvd., Third Floor, Baton Rouge, Louisiana 70816, on Thursday, February 12, 1998 at 9:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


1. To approve the issuance of up to        FOR         AGAINST           ABSTAIN
   ninety-three Units, each Unit           ---         -------           -------
   consisting of 10,000 shares of
   Series A Preferred Stock at a           [_]           [_]               [_]
   purchase price of $10.00 per share,
   to be offered for sale to accredited
   investors through a private
   placement transaction in reliance
   upon an exemption from registration
   provided by the Securities Act of
   1933, as amended.


2. The proxies are authorized to vote
   as they determine in their
   discretion upon such other matters
   as may properly come before the
   meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEM 1, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 21, 1998.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.



DATED:_______________      ________________________________
                           [Signature]


                           ________________________________
                           [Signature if jointly held]


                           ________________________________
                           [Printed Name]

                           Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this proxy statement of our report dated March 18, 1997 included in Amedisys, Inc.'s Form 10-K for the year ended December 31, 1996.


                                    /s/ ARTHUR ANDERSEN, LLP

New Orleans, Louisiana
January 20, 1998